                                                                      EXHIBIT 99



                        [PSEG INVESTOR NEWS LETTERHEAD]


                                                                October 22, 2004


                   PSEG ANNOUNCES THIRD-QUARTER 2004 EARNINGS:
                         $1.04 PER SHARE OF COMMON STOCK


                Earnings Are 19% Higher Than Same Period in 2003,
               Reflecting Improved Margins at PSEG Power and PSE&G


         Public Service Enterprise Group (PSEG) announced today (October 22) that earnings from continuing operations for the third quarter of 2004 were $248 million or $1.04 per share of common stock, based on 238 million average shares outstanding.

         Comparatively, PSEG's earnings for the third quarter of 2003 were $207 million or 91 cents per share of common stock, based on 228 million average shares outstanding.

         For the nine months ended September 30, 2004, PSEG produced earnings from continuing operations of $638 million or $2.68 per share, based on 238 million average shares outstanding. These results exclude a gain of $5 million or 2 cents per share from discontinued operations at PSEG Global. Including this item, PSEG's reported earnings for the first nine months of the year were $643 million or $2.70 per share.

         For the comparable nine-month period in 2003, earnings from continuing operations were $688 million or $3.04 per share, based on 226 million average shares outstanding. These results exclude a net benefit of $333 million or $1.47 per share related to the adoption of a new accounting standard for fossil and nuclear decommissioning, the effect of an extraordinary charge due to the finalization of Public Service Electric and Gas Company's (PSE&G) electric base rate case, and discontinued operations at PSEG Energy Technologies. Including this net benefit, PSEG's reported earnings for the first nine months of 2003 were $1.02 billion or $4.51 per share.

         Attachments to this release provide a summary of quarterly and year-to-date results for 2004 and 2003 and other related information. Additional details will be included in PSEG's third-quarter 10-Q, which is expected to be filed with the Securities and Exchange Commission (SEC) on or before November 1.

         E. James Ferland, chairman of the board, said the earnings from continuing operations for the third quarter were about 19% higher than results for the comparable period a year ago. "The better performance stemmed largely from improved operating margins at PSEG Power, our wholesale energy business, and PSE&G, our regulated electric and gas delivery business," he said.

         Ferland said Power's quarterly contribution, which improved by about $21 million or 7 cents per share, was due largely to higher margins from various wholesale energy contracts and also by lower energy replacement power costs.

         He explained that the level of replacement power was higher in the third quarter of 2003 primarily because of Hurricane Isabel's impact on Power's three nuclear units in South Jersey. The storm caused heavy salt spray from the Delaware Bay to coat electrical equipment outside the units, forcing them out of service for about a week. He said the benefit this year of lower replacement power costs was due to the absence of a similar storm-related problem.

         In addition to these factors, Ferland said, Power's quarterly results were affected by the absence of the market transition charge (MTC) revenues collected over a four-year period ended July 31, 2003 and by higher O&M and depreciation costs principally associated with the commercial operation this year of generating facilities in the Midwest.

         PSE&G's quarterly contribution improved on a relative basis by $24 million or 9 cents per share. Ferland said the increase was primarily due to a $159.5 million electric distribution rate case that became effective in August 2003.

         Ferland said the stronger quarterly performance by PSEG Power and PSE&G was offset by a relatively lower contribution from PSEG Energy Holdings and by the dilutive effect of an additional 10 million average shares of common stock resulting from an issuance of about 9 million shares in October 2003 and additional shares through the ongoing Dividend Reinvestment Plan.

         The contribution by Holdings, which is the parent of PSEG Global, an international and domestic generation and distribution business, and PSEG Resources, which manages energy-related financial investments, declined by $5 million or 3 cents per share, due primarily to lower project income and lower lease income at Global and Resources, respectively, because of the monetization of selected assets.

         In looking ahead, Ferland said PSEG will focus on achieving operational excellence throughout its businesses. "In particular, we are taking significant steps to improve the performance of our nuclear and fossil generating units to assure long-term reliability," Ferland said.

         He noted that longer-than-expected refurbishment outages and related replacement power and O&M costs this year -- along with increased competitive pressures within the energy industry - caused PSEG to revise its 2004 earnings guidance, which is now in the range of $3.15 to $3.35 per share.

         Ferland said increased pressure was placed on earnings guidance earlier this week when PSEG Power announced that its Hope Creek nuclear station will transition to a planned refueling outage following the unit's shutdown on October 10 due to a steam pipe failure.

Refueling was to have begun on October 28 and conclude in mid-December. However, an earlier start of the refueling may provide an opportunity for an earlier return to service, he said.

         He said the extension of the refueling outage is expected to increase replacement power costs and O&M by about $12 million (after taxes) or 5 cents per share of PSEG common stock in the fourth quarter. "These incremental costs will pressure the low end of our guidance of $3.15 to $3.35 per share," Ferland said.

         "The competitive pressures cut across many fronts," Ferland said. "For example, fuel prices have skyrocketed more than 40% and this has driven up electric energy prices within our PJM region by more than 25%. This run-up in prices has impacted the potential benefit of PSEG Power's generation supply contracts we entered into before prices spiked."

         Ferland said this recent development and other competitive factors will continue to pressure the company's performance at least through next year. "As a result, we recently announced that guidance for 2005 will be in the range of 2004 guidance -- $3.15 to $3.35 per share," he said.

         He said the earnings outlook should begin to improve beyond 2005. "In 2006, our efforts to upgrade the performance and reliability of our low-cost nuclear units will be completed and a significant portion of our contracted generation will be freed up for repricing," he said. "This should help us achieve our long-term earnings growth rate target of 4%-6% and further support our continuing objective of modest and sustainable dividend increases on an annual basis."


================================================================================
                            FORWARD-LOOKING STATEMENT

   Readers are cautioned that statements contained in this press release about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform
   Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.
   The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things:
   the effects of weather; the performance of generating units and transmission systems; the availability and prices for oil, gas, coal, nuclear fuel, capacity and electricity; changes in the markets for electricity and other energy-related commodities; changes in the number of participants and the risk profile of such participants in the energy marketing and trading business; the effectiveness of our risk management and internal controls systems; the effects of regulatory decisions and changes in law; changes in competition in the markets we serve; the ability to recover regulatory assets and other potential stranded costs;
   the outcomes of litigation and regulatory proceedings or inquiries; the timing and success of efforts to develop domestic and international power projects; conditions of the capital markets and equity markets; advances in technology; changes in accounting standards; changes in interest rates and in financial and foreign currency markets generally; the economic and political climate and growth in the areas in which we conduct our activities; and changes in corporate strategies. For further information, please refer to our Annual Report on Form 10-K and subsequent reports on
   Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this release. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.
================================================================================

                                                                    Attachment 1


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                                   (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                           For the Quarters Ended For the Nine Months Ended
                                                                September 30,          September 30,
                                                           ------------------------------------------------
                                                                    As Restated              As Restated
                                                                      (Note 3)                 (Note 3)
                                                            2004        2003        2004         2003
                                                           ------------------------------------------------
             Earnings Results (in Millions)

Income from Continuing Operations (Note 1)
PSE&G                                                     $    92     $    68     $   278     $   189
PSEG Power                                                    131         110         292         396
PSEG Energy Holdings
    PSEG Global                                                17          24          67          81
    PSEG Resources                                             18          15          31          49
    PSEG Energy Holdings                                       (2)         (1)         (6)         (3)
                                                          --------------------------------------------
Total PSEG Energy Holdings                                     33          38          92         127
                                                          --------------------------------------------
PSEG                                                           (8)         (8)        (24)        (24)
------------------------------------------------------------------------------------------------------
Income from Continuing Operations                         $   248     $   208     $   638     $   688
------------------------------------------------------------------------------------------------------
Income (Loss) from Discontinued Operations, including
   Gain (Loss) on Disposal                                      -          (1)          5         (19)
Extraordinary Item                                              -           -           -         (18)
Cumulative Effect of a Change in Accounting Principle           -           -           -         370
------------------------------------------------------------------------------------------------------
PSEG Net Income                                           $   248     $   207     $   643     $ 1,021
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Fully Diluted Average Shares Outstanding (in Millions)        238         228         238         226
------------------------------------------------------------------------------------------------------

              Per Share Results (Diluted)

Income from Continuing Operations
PSE&G                                                     $  0.39     $  0.30     $  1.17     $  0.84
PSEG Power                                                   0.55        0.48        1.23        1.75
PSEG Energy Holdings
    PSEG Global                                              0.07        0.10        0.29        0.36
    PSEG Resources                                           0.08        0.07        0.13        0.21
    PSEG Energy Holdings                                    (0.01)          -       (0.03)      (0.01)
                                                          --------------------------------------------
Total PSEG Energy Holdings                                   0.14        0.17        0.39        0.56
                                                          --------------------------------------------
PSEG                                                        (0.04)      (0.04)      (0.11)      (0.11)
------------------------------------------------------------------------------------------------------
Income from Continuing Operations                         $  1.04     $  0.91     $  2.68     $  3.04
------------------------------------------------------------------------------------------------------
Income (Loss) from Discontinued Operations, including
   Gain (Loss) on Disposal                                      -           -        0.02       (0.09)
Extraordinary Item                                              -           -           -       (0.08)
Cumulative Effect of a Change in Accounting Principle           -           -           -        1.64
------------------------------------------------------------------------------------------------------
PSEG Net Income (Note 2)                                  $  1.04     $  0.91     $  2.70     $  4.51
------------------------------------------------------------------------------------------------------



Note 1:

Income from Continuing Operations includes preferred stock dividends / preference units distributions relating to PSE&G of $1 million and $1 million, PSEG Global of $3 million and $4 million and PSEG Resources of $0 and $2 million for the quarters ended September 30, 2004 and 2003, respectively. Income from Continuing Operations includes preferred stock dividends / preference units distributions relating to PSE&G of $3 million and $3 million, PSEG Global of $11 million and $13 million and PSEG Resources of $2 million and $4 million for the nine months ended September 30, 2004 and 2003, respectively.

Note 2:

Basic Earnings per Share from Net Income was $1.05 and $0.92 per share for the quarters ended September 30, 2004 and 2003, respectively. Basic Earnings per Share from Net Income was $2.72 and $4.52 per share for the nine months ended September 30, 2004 and 2003, respectively.

Note 3:

2003 results reflect the restatement to correct foreign currency translation impacts of PSEG Energy Holdings' equity method investment in RGE, a distribution company in Brazil, and other minor items. The total impact of the restatement for the quarter and nine months ended September 30, 2003 resulted in a change in PSEG's and PSEG Energy Holdings' Net Income of approximately $(0.01) and $0.02 per share, respectively.

                                                                    Attachment 2


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                      CONSOLIDATING STATEMENT OF OPERATIONS

                    For the Quarter Ended September 30, 2004
                             (Unaudited, $ Millions)

                                                                                     PSEG      PSEG ENERGY
                                                  PSEG        OTHER      PSE&G       POWER      HOLDINGS
                                                -------     ---------   -------     -------    -----------
                                                             (Note 3)
OPERATING REVENUES                              $ 2,747     $  (329)    $ 1,636     $ 1,129     $   311

OPERATING EXPENSES
     Energy Costs                                 1,418        (326)        960         636         148
     Operation and Maintenance                      531          (9)        261         215          64
     Depreciation and Amortization                  192           5         140          32          15
     Taxes Other Than Income Taxes                   30           -          30           -           -
                                                -------     -------     -------     -------     -------
            Total Operating Expenses              2,171        (330)      1,391         883         227
                                                -------     -------     -------     -------     -------

Income from Equity Method Investments                31           -           -           -          31
                                                -------     -------     -------     -------     -------
OPERATING INCOME                                    607           1         245         246         115

Other Income                                         54          11           4          38           1
Other Deductions                                    (19)          1           -         (14)         (6)
Interest Expense                                   (221)        (30)        (86)        (39)        (66)
Preferred Securities Dividends                       (1)          3          (1)          -          (3)
                                                -------     -------     -------     -------     -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES (Note 1)                      420         (14)        162         231          41

Income Tax Expense                                 (172)          6         (70)       (100)         (8)
                                                -------     -------     -------     -------     -------

NET INCOME                                      $   248     $    (8)    $    92     $   131     $    33
                                                =======     =======     =======     =======     =======


                    For the Quarter Ended September 30, 2003
                             (Unaudited, $ Millions)

                                                                                     PSEG      PSEG ENERGY
                                                  PSEG        OTHER      PSE&G       POWER      HOLDINGS
                                                -------     ---------   -------     -------    -----------
                                                             (Note 3)
OPERATING REVENUES                              $ 2,779     $  (184)    $ 1,530     $ 1,255     $   178

OPERATING EXPENSES
     Energy Costs                                 1,574        (183)        915         804          38
     Operation and Maintenance                      520          (6)        263         222          41
     Depreciation and Amortization                  163           2         121          27          13
     Taxes Other Than Income Taxes                   29           -          29           -           -
                                                -------     -------     -------     -------     -------
            Total Operating Expenses              2,286        (187)      1,328       1,053          92
                                                -------     -------     -------     -------     -------

Income from Equity Method Investments                32           -           -           -          32
                                                -------     -------     -------     -------     -------

OPERATING INCOME                                    525           3         202         202         118

Other Income                                         27           -           1          25           1
Other Deductions                                    (19)          -           -         (14)         (5)
Interest Expense                                   (207)        (29)        (96)        (26)        (56)
Preferred Securities Dividends                       (1)          5          (1)          -          (5)
                                                -------     -------     -------     -------     -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES (Note 1)                      325         (21)        106         187          53

Income Tax Expense                                 (117)         13         (38)        (77)        (15)
                                                -------     -------     -------     -------     -------

INCOME FROM CONTINUING OPERATIONS                   208          (8)         68         110          38
Loss from Discontinued Operations, net of tax        (1)          -           -           -          (1)
                                                -------     -------     -------     -------     -------

NET INCOME                                      $   207     $    (8)    $    68     $   110     $    37
                                                =======     =======     =======     =======     =======

Note 1:

Income from Continuing Operations before Income Taxes includes preferred stock dividends / preference units distributions relating to PSE&G of $1 million and $1 million, PSEG Global of $3 million and $4 million and PSEG Resources of $0 and $1 million for the quarters ended September 30, 2004 and 2003, respectively.

Note 2:

2003 results reflect the restatement to correct foreign currency impacts of PSEG Energy Holdings' equity method investment in RGE, a distribution company in Brazil, and other minor items.

Note 3:

Primarily includes financing activities at the parent and intercompany eliminations.

                                                                    Attachment 3

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                      CONSOLIDATING STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 2004
                             (Unaudited, $ Millions)


                                                                                       PSEG      PSEG ENERGY
                                                    PSEG        OTHER      PSE&G       POWER       HOLDINGS
                                                  -------     ---------   -------     -------    -----------
                                                               (Note 3)
OPERATING REVENUES                                 $ 8,258     $(1,493)    $ 5,236     $ 3,814     $   701

OPERATING EXPENSES
     Energy Costs                                    4,495      (1,491)      3,203       2,541         242
     Operation and Maintenance                       1,614         (28)        797         682         163
     Depreciation and Amortization                     534          14         393          87          40
     Taxes Other Than Income Taxes                     103           -         103           -           -
                                                   -------     -------     -------     -------     -------
            Total Operating Expenses                 6,746      (1,505)      4,496       3,310         445
                                                   -------     -------     -------     -------     -------

Income from Equity Method Investments                   92           -           -           -          92
                                                   -------     -------     -------     -------     -------

OPERATING INCOME                                     1,604          12         740         504         348

Other Income                                           172          10          10         150           2
Other Deductions                                       (73)         (1)         (1)        (56)        (15)
Interest Expense                                      (658)        (81)       (273)       (108)       (196)
Preferred Securities Dividends                          (3)         13          (3)          -         (13)
                                                   -------     -------     -------     -------     -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES (Note 1)                       1,042         (47)        473         490         126

Income Tax Expense                                    (404)         23        (195)       (198)        (34)
                                                   -------     -------     -------     -------     -------

INCOME FROM CONTINUING OPERATIONS                      638         (24)        278         292          92

Income from Discontinued Operations, including
   Gain on Disposal, net of tax                          5           -           -           -           5
                                                   -------     -------     -------     -------     -------
NET INCOME                                         $   643     $   (24)    $   278     $   292     $    97
                                                   =======     =======     =======     =======     =======

                  For the Nine Months Ended September 30, 2003
                             (Unaudited, $ Millions)

                                                                                       PSEG      PSEG ENERGY
                                                    PSEG        OTHER      PSE&G       POWER       HOLDINGS
                                                  -------     ---------   -------     -------    -----------
                                                               (Note 3)
OPERATING REVENUES                                 $ 8,468     $(1,411)    $ 5,020     $ 4,320     $   539

OPERATING EXPENSES
     Energy Costs                                    4,927      (1,410)      3,341       2,882         114
     Operation and Maintenance                       1,527         (15)        773         652         117
     Depreciation and Amortization                     360           5         250          74          31
     Taxes Other Than Income Taxes                     101           -         101           -           -
                                                   -------     -------     -------     -------     -------
            Total Operating Expenses                 6,915      (1,420)      4,465       3,608         262
                                                   -------     -------     -------     -------     -------

Income from Equity Method Investments                   83           -           -           -          83
                                                   -------     -------     -------     -------     -------

OPERATING INCOME                                     1,636           9         555         712         360

Other Income                                           116           -          14          94           8
Other Deductions                                       (71)          -          (1)        (54)        (16)
Interest Expense                                      (615)        (86)       (290)        (82)       (157)
Preferred Securities Dividends                          (3)         17          (3)          -         (17)
                                                   -------     -------     -------     -------     -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES (Note 1)                       1,063         (60)        275         670         178

Income Tax Expense                                    (375)         36         (86)       (274)        (51)
                                                   -------     -------     -------     -------     -------

INCOME FROM CONTINUING OPERATIONS                      688         (24)        189         396         127
Loss from Discontinued Operations, including
   Loss on Disposal, net of tax                        (19)          -           -           -         (19)
                                                   -------     -------     -------     -------     -------

INCOME BEFORE EXTRAORDINARY ITEM AND CUMULATIVE
     EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE        669         (24)        189         396         108

Extraordinary Item, net of tax                         (18)          -         (18)          -           -
Cumulative Effect of a Change in Accounting
   Principle, net of tax                               370           -           -         370           -
                                                   -------     -------     -------     -------     -------
NET INCOME                                         $ 1,021     $   (24)    $   171     $   766     $   108
                                                   =======     =======     =======     =======     =======

Note 1:

Income from Continuing Operations before Income Taxes includes preferred stock dividends / preference units distributions relating to PSE&G of $3 million and $3 million, PSEG Global of $11 million and $13 million and PSEG Resources of $2 million and $4 million for the nine months ended September 30, 2004 and 2003, respectively.

Note 2:

2003 results reflect the restatement to correct foreign currency impacts of PSEG Energy Holdings' equity method investment in RGE, a distribution company in Brazil, and other minor items.

Note 3:

Primarily includes financing activities at the parent and intercompany eliminations.

                                                                    Attachment 4

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                             CAPITALIZATION SCHEDULE
                             (Unaudited, $ Millions)

                                                                              September 30,  December 31,
                                                                                  2004          2003
                                                                              -------------  ------------
DEBT
     Commercial Paper and Loans                                                 $    660     $    301
     Long-Term Debt, including amounts due within one year                         8,686        8,473
     Securitization Debt, including amounts due within one year                    2,124        2,222
     Project Level, Non-Recourse Debt, including amounts due within one year       1,427        1,775
     Debt Supporting Trust Preferred Securities                                    1,201        1,201
                                                                                --------     --------
         Total Debt                                                               14,098       13,972

SUBSIDIARIES' PREFERRED SECURITIES                                                    80           80
                                                                                --------     --------

COMMON STOCKHOLDERS' EQUITY
     Common Stock                                                                  4,549        4,490
     Treasury Stock                                                                 (978)        (981)
     Retained Earnings                                                             2,472        2,221
     Accumulated Other Comprehensive Loss                                           (469)        (201)
                                                                                --------     --------
         Total Common Stockholders' Equity                                         5,574        5,529
                                                                                --------     --------
         Total Capitalization                                                   $ 19,752     $ 19,581
                                                                                ========     ========

                                                                    Attachment 5


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                       CONDENSED STATEMENTS OF CASH FLOWS
                             (Unaudited, $ Millions)


                                                            For the Nine Months Ended September 30,
                                                               2004                       2003
                                                            ---------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income                                                 $   643                     $ 1,021
 Adjustments to Reconcile Net Income to Net Cash Flows
   From Operating Activities                                    616                       (193)
                                                            -------                    -------
         Net Cash Provided by Operating Activities            1,259                        828
                                                            -------                    -------

CASH FLOWS USED IN INVESTING ACTIVITIES                        (581)                    (1,060)
                                                            -------                    -------

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES          (814)                       231
                                                            -------                    -------

Net Decrease in Cash and Cash Equivalents                      (136)                        (1)

Cash and Cash Equivalents at Beginning of Period                452                        150
                                                            -------                    -------
Cash and Cash Equivalents at End of Period                  $   316                    $   149
                                                            =======                    =======

                                                                    Attachment 6


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                     Quarter-to-Quarter EPS Reconciliation
                    September 30, 2004 vs. September 30, 2003
                                   (Unaudited)

PSEG 3rd Quarter 2003 Net Income (as restated)*                                         $ 0.91

PSEG 3rd Quarter 2003 Income from Continuing Operations (as restated)*:                 $ 0.91

PSE&G                                                                                    B/(W)
                                                                          --------
     3rd Quarter 2003                                                      $ 0.30
                                                                          --------
     Electric Rate Case                                                      0.10
     Weather                                                                (0.02)
     Electric Demand and Volume margin increase                             (0.01)
     Other                                                                   0.04
     Additional Shares Outstanding (2003 Issuance, DRIP)                    (0.02)
                                                                          --------
     3rd Quarter 2004                                                      $ 0.39       $ 0.09
                                                                          --------

PSEG Power
                                                                          --------
     3rd Quarter 2003                                                      $ 0.48
                                                                          --------
     Lower Energy Replacement Costs                                          0.04
     Higher Operating Margins                                                0.12
     MTC (ended August 2003)                                                (0.03)
     O&M and Depreciation                                                   (0.04)
     Additional Shares Outstanding (2003 Issuance, DRIP)                    (0.02)
                                                                          --------
     3rd Quarter 2004                                                      $ 0.55       $ 0.07
                                                                          --------

PSEG Energy Holdings
                                                                          --------
     3rd Quarter 2003 (as restated)*                                       $ 0.17
                                                                          --------

     Global

     Operations (lower results from GWF, RGE and Electroandes,
       partially offset by effects of strengthening local
       currencies, higher revenues at MPC and the TIE acquisition)          (0.03)

     Resources

     Operations (stronger earnings from investment funds and
       lower interest costs due to lower debt, partially
       offset by loss of earnings due to termination of
       EME-Collins Lease)                                                    0.01

     Energy Holdings (Parent)                                               (0.01)

                                                                          --------
     3rd Quarter 2004                                                      $ 0.14      $ (0.03)
                                                                          --------

Public Service Enterprise Group
                                                                          --------
     3rd Quarter 2003                                                      $(0.04)
                                                                          --------

     3rd Quarter 2004                                                      $(0.04)     $     -
                                                                          --------

PSEG 3rd Quarter 2004 Income from Continuing Operations                                $  1.04
                                                                                       -------

PSEG 3rd Quarter 2004 Net Income                                                       $  1.04
                                                                                       -------


* See Attachment 1, Note 3 for further details regarding the 2003 restatement.

                                                                    Attachment 7

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                          YTD-to-YTD EPS Reconciliation
                    September 30, 2004 vs. September 30, 2003
                                   (Unaudited)


PSEG Year to Date September 30, 2003 Net Income (as restated)*                                                        $ 4.51
       Loss from Discontinued Operations (ET and Global's investments in CPC)                                           0.09
       Extraordinary Loss (relating to rate case)                                                                       0.08
       Cumulative Effect of a Change in Accounting Principle (adoption of Asset Retirement Obligation at PSEG Power)   (1.64)
                                                                                                                      ------
PSEG Year to Date September 30, 2003 Income from Continuing Operations (as restated)*:                                $ 3.04

PSE&G                                                                                                                  B/(W)
                                                                                               -------
     Year to Date September 30, 2003                                                           $  0.84
                                                                                               -------
     Electric Rate Case                                                                           0.36
     Weather                                                                                     (0.06)
     Electric Demand and Volume margin increase                                                   0.05
     Other                                                                                        0.04
     Additional Shares Outstanding (2003 Issuance, DRIP)                                         (0.06)
                                                                                               -------
     Year to Date September 30, 2004                                                           $  1.17                $ 0.33
                                                                                               -------

PSEG Power
                                                                                               -------
     Year to Date September 30, 2003                                                           $  1.75
                                                                                               -------
     Higher Energy Replacement Costs                                                             (0.16)
     Higher Operating Margins including Trading                                                   0.09
     MTC (ended August 2003)                                                                     (0.29)
     O&M and Depreciation                                                                        (0.16)
     Interest Expense                                                                            (0.04)
     NDT Income                                                                                   0.10
     Other                                                                                       (0.01)
     Additional Shares Outstanding (2003 Issuance, DRIP)                                         (0.05)
                                                                                               -------
     Year to Date September 30, 2004                                                           $  1.23                $(0.52)
                                                                                               -------

PSEG Energy Holdings
                                                                                               -------
     Year to Date September 30, 2003 (as restated)*                                            $  0.56
                                                                                               -------

     Global

     Operations (lower results from GWF and Electroandes
       and the effects of a weak US$, partially offset by
       the gain on the partial sale of LDS and stronger
       results from MPC)                                                        (0.06)
     Additional Shares Outstanding (2003 Issuance, DRIP)                        (0.01)           (0.07)
                                                                                -----
     Resources

     Termination of EME-Collins Lease                                           (0.07)
     Additional Shares Outstanding (2003 Issuance, DRIP)                        (0.01)           (0.08)
                                                                                -----
     Energy Holdings (Parent)                                                                    (0.02)
                                                                                               -------
     Year to Date September 30, 2004                                                           $  0.39                $(0.17)
                                                                                               -------

Public Service Enterprise Group
                                                                                               -------
     Year to Date September 30, 2003                                                           $(0.11)
                                                                                               -------

                                                                                               -------
     Year to Date September 30, 2004                                                           $(0.11)                $    -
                                                                                               -------                ------
PSEG Year to Date September 30, 2004 Income from Continuing Operations                                                $ 2.68
                                                                                                                      ------
     Income from Discontinued Operations (Global's gain on sale of CPC)                                                 0.02
PSEG Year to Date September 30, 2004 Net Income                                                                       $ 2.70
                                                                                                                      ------

* See Attachment 1, Note 3 for further details regarding the 2003 restatement.

                                                                    Attachment 8


                               PSEG Global L.L.C.
                               Investment Results

            For the Quarter and Nine Months Ended September 30, 2004
                            (Unaudited, $ Millions)

                                 As of            For the Quarter Ended      For the Nine Months Ended
                           September 30, 2004       September 30, 2004           September 30, 2004
                           ------------------  ---------------------------   ---------------------------

                               Capital At                    Non-Recourse                  Non-Recourse
Region                          Risk (A)         EBIT (B)    Interest (C)     EBIT (B)     Interest (C)
-------------------------  ------------------  ------------  -------------   ----------    ------------
North America                   $  412           $   27         $    7        $   91         $    7
Latin America                    1,576               31              4           101             14
Asia Pacific                       195                5              -            13              -
Europe                             236                5              8            25             24
India and Oman                      96                5              4            15             12
Global G&A - Unallocated             -               (6)             -           (22)             -
                                ------           ------         ------        ------         ------
Total                           $2,515           $   67         $   23        $  223         $   57
                                ======           ======         ======        ======         ======


            For the Quarter and Nine Months Ended September 30, 2003
                            (Unaudited, $ Millions)

                                 As of            For the Quarter Ended      For the Nine Months Ended
                           September 30, 2003       September 30, 2003           September 30, 2003
                           ------------------  ---------------------------   ---------------------------

                               Capital At                    Non-Recourse                  Non-Recourse
Region                          Risk (A)         EBIT (B)    Interest (C)     EBIT (B)     Interest (C)
-------------------------  ------------------  ------------  -------------   ----------    ------------
North America                   $  424           $   28         $    1        $  104         $    1
Latin America                    1,575               44              4           110             12
Asia Pacific                       180                2              -             7              -
Europe                             309                1              -            11              -
India and Oman                      91                3              5             5              5
Global G&A - Unallocated             -               (8)             -           (23)             -
                                ------           ------         ------        ------         ------
Total                           $2,579           $   70         $   10        $  214         $   18
                                ======           ======         ======        ======         ======


Reconciliation of EBIT to Income from Continuing Operations

                                                  For the Quarters Ended                 For the Nine Months Ended
                                           September 30, 2004  September 30, 2003  September 30, 2004  September 30, 2003
                                           ------------------  ------------------  ------------------  ------------------
Total Global EBIT                               $  67               $  70               $ 223               $ 214
Interest Expense                                  (47)                (31)               (124)                (84)
Income Taxes                                        -                  (7)                (19)                (25)
Minority Interest                                   -                  (4)                 (2)                (11)
Preference Units Distributions                     (3)                 (4)                (11)                (13)
                                                -----               -----               -----               -----
 Income from Continuing Operations              $  17               $  24               $  67               $  81
                                                =====               =====               =====               =====

(A) Total Capital at Risk includes PSEG Global's gross investments and equity commitment guarantees less non-recourse debt at the project level.

(B) For investments accounted for under the equity method of accounting, includes PSEG Global's share of net earnings, including interest expense and income taxes,

(C) Non-Recourse Interest is interest expense on debt that is non-recourse to PSEG Global.

                                                                    Attachment 9


                      PUBLIC SERVICE ELECTRIC & GAS COMPANY
                         Sales and Revenues to Customers
                                 September 2004
                             (Unaudited, $ Millions)

                                 Electric Sales

                             Three      Change vs.       Nine        Change vs.      Twelve      Change vs.
Sales (millions kwh)     Months Ended      2003      Months Ended       2003      Months Ended      2003
--------------------     ------------      ----      ------------       ----      ------------      ----
Residential                  3,988        -3.0%        10,181           2.4%         13,035         1.4%
Commercial                   6,362         3.8%        17,743           5.7%         23,236         5.4%
Industrial                   1,742        -4.1%         4,947          -2.2%          6,511        -2.5%
Street Lighting                 81         2.7%           257          -0.6%            364         0.0%
Interdepartmental                -      -100.0%            19          85.8%             21        57.5%
                           -------                    -------                       -------
Total                       12,173         0.3%        33,147           3.4%         43,167         2.9%

Revenue (in millions)
---------------------
Residential                $   482         4.6%       $ 1,186          17.3%        $ 1,513        17.6%
Commercial                     635         9.8%         1,521           6.9%          1,928         4.6%
Industrial                     125        12.1%           285         -14.2%            367       -16.7%
Street Lighting                 15         5.5%            45          11.5%             61        12.4%
Other                           76        31.3%           218          42.0%            269        45.5%
                           -------                    -------                       -------
Total                      $ 1,333         9.0%       $ 3,255          10.0%        $ 4,138         8.6%


                            Gas Sold and Transported

                                     Three      Change vs.       Nine        Change vs.      Twelve      Change vs.
Sales (millions therms)          Months Ended      2003      Months Ended       2003      Months Ended      2003
-----------------------          ------------      ----      ------------       ----      ------------      ----
Residential Sales                    103          -2.1%         1,020          -5.6%         1,478          -6.3%
Commercial - Firm Sales               44           8.8%           420          -4.5%           592          -6.4%
Commercial - Interr. & Cogen          11         -19.0%            34          -2.5%            46          -6.5%
Industrial - Firm Sales                3         -45.3%            38          -9.6%            53         -12.2%
Industrial - Interr. & Cogen         106         -21.2%           287         -26.3%           407         -23.7%
Other                                  3         100.0%             8         234.8%             9         182.1%
                                  ------                       ------                       ------
Total                                270          -9.7%         1,807          -9.2%         2,585          -9.5%

Gas Transported                      243         -18.5%           748         -28.4%         1,046         -24.0%

Revenue (in millions)
---------------------
Residential Sales                 $   75           1.8%        $  735           5.4%        $1,086          11.2%
Commercial - Firm Sales               30           1.0%           327          -6.8%           448          -3.7%
Commercial - Interr. & Cogen          10          17.0%            26           5.9%            33           3.5%
Industrial - Firm Sales                2         -54.9%            29         -12.3%            40          -9.9%
Industrial - Interr. & Cogen          76          -8.5%           206         -21.0%           272         -18.0%
Other Operating Revenues              29           4.5%            87           3.8%           117           3.9%
                                  ------                       ------                       ------
Total                             $  222          -2.0%        $1,410          -2.8%        $1,996           1.7%

Gas Transported                   $   81           0.4%        $  571          -6.3%        $  822          -5.8%

                                    Three       Change vs.        Nine       Change vs.     Twelve      Change vs.
Weather Data                    Months Ended       2003       Months Ended      2003     Months Ended      2003
------------                    ------------       ----       ------------      ----     ------------      ----
Degree Days - Actual                   14          -9.7%          3,198          -9.1%       4,839         -9.5%
Degree Days - Normal                   39                         3,182                      4,867

THI Hours - Actual                 10,422         -13.3%         14,815           1.4%      15,018         -0.9%
THI Hours - Normal                 11,044                        14,614                     14,878

                                                                   Attachment 10


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                              STATISTICAL MEASURES

                                                         ----------------------------  ----------------------------
                                                               Quarters Ending                Year to Date
                                                         ----------------------------  ----------------------------
                                                         September 30,  September 30,  September 30,  September 30,
                                                             2004           2003            2004          2003
                                                             -----          -----           -----         ----
Weighted Average Common Shares Outstanding (000's)
                Basic                                       237,269        226,414         236,724       225,893
                Diluted                                     237,728        227,593         237,883       226,455

Stock Price at End of Period                                $ 42.60        $ 42.00

Dividends Paid per Share of Common Stock                    $  0.55        $  0.54    $       1.65    $     1.62

Dividend Payout Ratio*                                         65.1%          51.2%

Dividend Yield                                                  5.2%           5.1%

Price/Earnings Ratio*                                          12.6           10.0

Rate of Return on Average Common Equity*                       15.2%          21.0%

Ratio of Earnings to Fixed Charges                             2.70           2.18            2.30          2.32

Book Value per Common Share                                 $ 23.45        $ 21.36

Market Price as a Percent of Book Value                         182%           197%

Total Shareholder Return - QTR Ending                           7.8%           0.7%
Total Shareholder Return - YTD                                                                 1.1%         36.3%
Total Shareholder Return - 12 Months Ending                     6.8%          46.2%


Generation by Fuel Type                    Quarters Ending September 30,   Nine Months Ending September 30,
                                                2004            2003            2004            2003
                                           -----------------------------   --------------------------------
Nuclear - NJ                                     37%             37%             35%             38%
Nuclear - PA                                     17%             16%             20%             20%
                                                ---             ---             ---             ---
      Total Nuclear                              54%             53%             55%             58%

Fossil - Coal - NJ                               13%             12%             11%             11%
Fossil - Coal - PA                               11%             12%             12%             12%
Fossil - Coal - CT                                5%              5%              6%              6%
                                                ---             ---             ---             ---
      Total Coal                                 29%             29%             29%             29%

Fossil - Oil & Natural Gas - NJ                  14%             14%             13%             10%
Fossil - Oil & Natural Gas - NY                   0%              0%              1%              0%
Fossil - Oil & Natural Gas - CT                   1%              2%              1%              2%
Fossil - Oil & Natural Gas - Midwest              1%              1%              0%              0%
                                                ---             ---             ---             ---
      Total Oil & Natural Gas                    16%             17%             15%             12%

Fossil - Pumped Storage                           1%              1%              1%              1%
                                                ---             ---             ---             ---
                                                100%            100%            100%            100%


*Calculation based on earnings from continuing operations for 12-month period ending